Dreyfus
Premier Municipal
Bond Fund

ANNUAL REPORT
April 30, 1999

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                   Contents

                                    THE FUND
--------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              8     Statement of Investments

                             17     Statement of Assets and Liabilities

                             18     Statement of Operations

                             19     Statement of Changes in Net Assets

                             21     Financial Highlights

                             24     Notes to Financial Statements

                             28     Report of Independent Auditors

                             29     Important Tax Information

                                    FOR MORE INFORMATION
--------------------------------------------------------

                                    Back Cover

                                                                        The Fund
                               Dreyfus Premier Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Municipal Bond Fund, covering the 12-month period from May 1, 1998 through April 30, 1999. Inside, you'll find valuable information about how the Fund was managed during the period, including a discussion with the Fund's portfolio manager, Sam Weinstock.

The past year has generally been rewarding for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

In the second half of the reporting period, tax-exempt fixed-income securities provided good results, especially relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which have remained relatively unchanged over the past six months. As a result, the differences in valuations between taxable U.S. Treasury securities and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more historically normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Municipal Bond Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

May 13, 1999

DISCUSSION OF FUND PERFORMANCE

Sam Weinstock, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform?

The Fund's Class A shares produced a total return of 3.96% over the 12-month period ended April 30, 1999, 1 compared to a total return of 5.78% for the Lipper General Municipal Debt Funds category.2 The Fund produced a total return of 3.43% for Class B shares and 3.16% for Class C shares over the 12-month period ended April 30, 1999. 1

The Fund's performance during the period was negatively impacted by two large positions that significantly lagged the market. One position was sold during the period. The second position remains in the portfolio based on its continuing high credit rating and our belief regarding its potential for improved performance in the future.

What is the Fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical from a diversified portfolio of municipal bonds. To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide the best risk-reward trade-off at an attractive price. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate bonds' likely performance under various market scenarios. When we find securities that we believe will provide the best expected returns over an anticipated market range, we select them. Other securities may be held because they both participate in market rallies and provide protection against market declines.


                                                                      The Fund 3

What other factors influenced the Fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. Because investors feared that a stronger economy might reignite inflationary pressures, yields on longer term bonds rose throughout the first four months of 1999. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds.

In addition, because of strong economic conditions throughout the country, many states and municipalities have had less need to borrow. Yet, demand from investors seeking to minimize their income tax liabilities has remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply. As a result, as of April 30, long-term tax-exempt bonds provided about 90% of the yield of taxable U.S. Treasury securities.

What is the Fund's current strategy?

We continue to search for bonds with attractive characteristics. We have found such securities, in our opinion, in intermediate-maturity bonds. In our view, these bonds have represented better values than longer term bonds because they provided most of the yield with substantially less potential volatility. Their returns are favorable due to the expected slightly lower yields realized as the maturities of the bonds shorten over time. Accordingly, we have structured the portfolio to emphasize bonds with maturities in the 15- to 20-year range, which can achieve this advantage.

May 13, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

2 Source: Lipper Analytical Services, Inc.

                                                                      The Fund 5

FUND PERFORMANCE

[INSERT GRAPH]

$21,615
Lehman Brothers Municipal
Bond Index*


$20,577
Dreyfus Premier Municipal Bond Fund (Class A Shares)

Comparison of change in value of $10,000 investment in the Fund's Class A shares and the Lehman Brothers Municipal Bond Index

*  Source: Lehman Brothers.

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Municipal Bond Fund (the "Fund") on 4/30/89 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. The Fund invests primarily in municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

--------------------------------------------------------------------------------
Average Annual Total Returns as of 4/30/99
                       Inception                               From
                         Date      1 Year   5 Years 10 Years Inception
--------------------------------------------------------------------------------
Class A Shares
with sales charge
 (4.5%)               (11/26/86)   (0.70)%   6.06%    7.48%     --
without sales charge  (11/26/86)    3.96%    7.04%    7.98%     --
Class B Shares
with redemption*       (1/15/93)   (0.48)%   6.17%     --      6.12%
without redemption     (1/15/93)    3.43%    6.49%     --      6.12%
Class C Shares
with redemption**      (7/13/95)    2.18%     --       --      5.55%
without redemption     (7/13/95)    3.16%     --       --      5.55%

Past performance is not predicitive of future performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

                                                                     The Fund 7

STATEMENT OF INVESTMENTS
April 30, 1999

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments--100.3%               Amount($)       Value ($)
--------------------------------------------------------------------------------
Arizona--1.0%

Maricopa County Pollution Control Corporation,
  PCR, Refunding
  (Public Service Co.--New Mexico Project)
     6.30%, 12/1/2026                                5,000,000       5,262,300

California--3.5%
Foothill/Eastern Transportation Corridor Agency,
  Toll Road Revenue:
    6%, 1/1/2034                                     5,000,000       5,372,050
    5%, 1/1/2035                                     8,000,000       7,610,560
San Joaquin Hills Transportation Corridor Agency,
  Toll Road Revenue
  (Senior Lien) 5%, 1/1/2033                         6,500,000       6,189,950

Colorado--9.2%
Arapahoe County Capital Improvement Trust Fund,
  Highway Revenue (E-470 Project):
  Zero Coupon, 8/31/2005                             2,530,000       1,946,860
  Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)a    4,000,000       2,746,840
  7%, 8/31/2026 (Prerefunded 8/31/2005)a            11,000,000      13,096,490
Dawson Ridge, Metropolitan District Number 1,
  Refunding:
  Zero Coupon, 10/1/2017                             9,930,000       3,492,083
  Zero Coupon, 10/1/2022                            47,535,000      12,587,268
Denver City and County, Airport Revenue:
  7.50%, 11/15/2023 (Prerefunded 11/15/2004)a        2,060,000       2,448,804
  7.50%, 11/15/2023                                  9,715,000      11,094,044
  7%, 11/15/2025                                     3,405,000       3,601,741

Connecticut--4.4%
Connecticut Clean Water Fund, Revenue:
  4.75%, 9/1/2017                                    3,000,000       2,943,990
  4.875%, 9/1/2022                                   3,000,000       2,946,450
Connecticut Development Authority:
  First Mortgage Gross Revenue
    (Elim Park Baptist Home, Inc. Project)
      9%, 12/1/2020 (Prerefunded 12/1/1999)a         3,000,000       3,185,250
    PCR, Refunding (Connecticut Light & Power)
      5.85%, 9/1/2028                                8,000,000       8,084,880
Connecticut Health and Educational Facilities Authority,
  Revenue, Refunding (Norwalk Hospital):
  4.625%, 7/1/2013 (Insured; FSA)                      670,000         661,055
  4.70%, 7/1/2014 (Insured; FSA)                       535,000         528,398
  5%, 7/1/2019 (Insured; FSA)                        1,000,000         991,780

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)           Amount($)       Value ($)
--------------------------------------------------------------------------------
Connecticut (continued)
Mashantucket Western Pequot Tribe, Special Revenue
  5.75%, 9/1/2027d                                   4,750,000       4,881,860

Delaware--.7%
Delaware Housing Authority, MFMR 7%, 5/1/2025        3,725,000       4,035,292

Florida--6.5%
Florida Department of Transportation,
  Refunding (Right of Way) 4.75%, 7/1/2020           9,875,000       9,436,155
Lee County Industrial Development Authority,
  Health Care Facilities Revenue
  (Cypress Cove Health Park):
  5.625%, 10/1/2002                                  2,000,000       2,027,460
  5.875%, 10/1/2004                                  2,000,000       2,058,200
  6.25%, 10/1/2017                                   3,000,000       3,122,160
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power LP Project) 6.85%, 2/15/2021b     6,750,000       5,163,750
  (Osceola Power LP) 6.95%, 1/1/2022b                7,500,000       5,662,500
Santa Rosa Bay Bridge Authority, Revenue
6.25%, 7/1/2028                                      3,000,000       3,295,050
Tampa Bay Water Utilities Systems Revenue, Refunding
  5.125%, 10/1/2017 (Insured; FGIC)                  5,350,000       5,433,514

Georgia--1.3%
Burke County Development Authority, PCR
  (Georgia Power Co.--Plant Vogtle)
     5.45%, 5/1/2034                                 7,000,000       6,951,280

Hawaii--.3%
Hawaii Department of Transportation,
     Special Facilities Revenue
  (Continental Airlines, Inc.) 5.625%, 11/15/2027    1,850,000       1,843,432

Illinois--2.4%
Carol Stream, First Mortgage Revenue, Refunding
  (Windsor Park Manor Project) 6.50%, 12/1/2007      2,000,000       2,155,580
Chicago O'Hare International Airport,
  Special Facility Revenue:
  6.386%, 4/1/2011c,d                                2,725,000       2,794,923
  Refunding (United Airlines Project)
     5.20%, 4/1/2011                                    50,000          50,641
East Chicago, PCR, Refunding
  (Inland Steel Co. Project) 7.125%, 6/1/2007        3,000,000       3,111,480
Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facility):
  8.75%, 3/1/2010                                      177,000         182,347
  8.50%, 9/1/2010                                    1,550,000       1,628,601
  8.25%, 8/1/2012                                    3,815,000       3,393,595

                                                                      The Fund 9

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)           Amount($)       Value ($)
--------------------------------------------------------------------------------
Indiana--3.5%
Indiana Development Finance Authority:
  Environmental Improvement Revenue,
    Refunding (USX Corp. Project)
    6.15%, 7/15/2022                                 4,000,000       4,231,720
  Exempt Facilities Revenue, Refunding
    (Inland Steel) 5.75%, 10/1/2011                 11,500,000      10,851,400
  PCR, Refunding (Inland Steel Co., Project
    Number 12)
    6.85%, 12/1/2012                                 4,000,000       4,080,360

Kentucky--1.7%
Kentucky Economic Development Finance Authority,
  Hospital System Improvement Revenue, Refunding
  (Appalachian Regional Health Center)
     5.85%, 10/1/2017                                3,000,000       3,055,080
Perry County, SWDR (TJ International Project):
  7%, 6/1/2024                                       3,500,000       3,798,830
  6.55%, 4/15/2027                                   2,500,000       2,678,750

Louisiana--.8%
Louisiana Housing Finance Agency, MFHR, Refunding
  (LaBelle Projects) 9.75%, 10/1/2020                4,130,000       4,420,174

Maryland--.6%
Maryland Energy Financing Administration, SWDR
  (Wheelabrator Water Projects) 6.45%, 12/1/2016     3,000,000       3,272,100

Massachusetts--2.1%
Massachusetts Industrial Finance Agency:
  Health Care Facility Revenue
    (Metro Health Foundation, Inc. Project)
    6.75%, 12/1/2027                                 8,000,000       8,502,160
  Water Treatment Revenue (American Hingham)
    6.95%, 12/1/2035                                 2,640,000       2,895,420

Michigan--2.0%
Michigan Hospital Finance Authority, HR, Refunding
  (Genesys Regional Medical--A)
  5.375%, 10/1/2013                                  4,000,000       4,052,040
Wayne Charter County, Special Airport
  Facilities Revenue, Refunding
  (Northwest Airlines, Inc.) 6.75%, 12/1/2015        4,985,000       5,409,273
Wayne County Building Authority 8%, 3/1/2017
  (Prerefunded 3/1/2002)a                            1,500,000       1,694,070

New Jersey--5.3%
New Jersey Building Authority,
  Building Revenue, Refunding:
  5%, 6/15/2011                                         45,000          46,386
  6.301%, 6/15/2011c,d                               6,400,000       6,804,864

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)           Amount($)       Value ($)
--------------------------------------------------------------------------------
New Jersey (continued)
New Jersey Economic Development Authority,
  First Mortgage Gross Revenue
  (The Evergreens) 9.25%, 10/1/2022
  (Prerefunded 10/1/2002)a                          15,000,000      17,811,300
New Jersey Sports and Exposition Authority,
  Revenue, Refunding (Monmouth Park)
  8%, 1/1/2025 (Prerefunded 1/1/2005)a               4,000,000       4,835,040

New Mexico--1.5%
Farmington, PCR:
  Refunding (Public Service Co.
  --San Juan Project)
    6.375%, 4/1/2022                                 5,000,000       5,326,850
  (Tucson Electric Power Co.
   of San Juan) 6.95%, 10/1/2020                     3,000,000       3,268,350

New York--18.2%
Long Island Power Authority, Electric System Revenue
  5.125%, 4/1/2012 (Insured; MBIA)                   7,000,000       7,255,220
New York City:
  7.10%, 2/1/2009                                      560,000         612,668
  5.25%, 3/15/2011                                     200,000         209,262
  6.604%, 3/15/2011c,d                               3,900,000       4,268,472
  5.25%, 3/15/2012                                     200,000         208,340
  6.604%, 3/15/2012c,d                               1,900,000       2,061,994
  5%, 3/15/2021                                      3,925,000       3,805,445
New York City Industrial Development Agency
  IDR, Refunding (Laguardia Associates LP Project)
  5.80%, 11/1/2013                                   8,710,000       8,760,866
New York City Transitional Finance Authority,
  Future Tax Secondary Revenue:
  5.25%, 11/15/2011                                  5,000,000       5,284,350
  5.25%, 11/15/2012                                  5,000,000       5,251,400
New York State Dormitory Authority, Revenues,
  Refunding:
  (Special Act School Districts Program)
    5.25%, 7/1/2013 (Insured; FSA)                   3,000,000       3,132,990
  (State University Educational Facilities)
     5.50%, 5/15/2013                                3,000,000       3,230,190
New York State Energy Research and Development
    Authority, Electric Facilities
  Revenue (Long Island Lighting Co.):
    7.15%, 9/1/2019                                  2,535,000       2,748,346
    7.15%, 9/1/2019 (Prerefunded 6/15/2002)a         1,115,000       1,241,497
    7.15%, 6/1/2020                                  2,980,000       3,230,797
    7.15%, 6/1/2020 (Prerefunded 6/15/2002)a         1,020,000       1,135,719
    7.15%, 12/1/2020                                 1,320,000       1,431,091
    7.15%, 12/1/2020 (Prerefunded 6/15/2002)a        3,680,000       4,103,274
    7.15%, 2/1/2022 (Prerefunded 6/15/2002)a         7,500,000       8,350,875

                                                                     The Fund 11

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)           Amount($)       Value ($)
--------------------------------------------------------------------------------
New York (continued)
New York State Local Government
  Assistance Corporation:
  6.252%, 4/1/2012c,d                                6,900,000       7,286,262
  Refunding:
    5%, 4/1/2012 (Insured; FGIC)                       105,000         107,801
    5.25%, 4/1/2013 (Insured; AMBAC)                 6,000,000       6,271,620
New York State Thruway Authority
  Service Contract Revenue:
    6.754%, 4/1/2010c,d                              4,950,000       5,373,423
    Refunding (Local Highway and Bridge)
    5.25%, 4/1/2010                                    100,000         104,196
New York State Urban Development Corporation, Revenue
  (Correctional Facilities Service Contract)
  4.75%, 1/1/2018 (Insured; AMBAC)                   1,850,000       1,784,381
Port Authority of New York and New Jersey,
  Special Obligation Revenue
    4.75%, 1/15/2026 (Insured; AMBAC)                  800,000         758,784
  (Special Project--JFK International
    Airport Terminal)
    6.25%, 12/1/2013 (Insured; MBIA)                 6,000,000       6,942,480
Scotia Housing Authority, Housing Revenue
  (Coburg Village, Inc. Project)
    6.10%, 7/1/2018                                  5,400,000       5,451,732

North Carolina--2.9%
Charlotte, Special Facilities Revenue, Refunding
  (Charlotte/Douglas International Airport)
   5.60%, 7/1/2027                                   5,000,000       4,996,050

North Carolina Eastern Municipal Power Agency,
  Power System Revenue, Refunding:
    7%, 1/1/2013                                     3,500,000       4,089,925
    6%, 1/1/2014                                     6,750,000       7,009,943

Ohio--1.6%
Ohio Water Development Authority,
  Pollution Control Facilities Revenue, Refunding
  (Cleveland Electric) 6.10%, 8/1/2020               8,500,000       8,733,750

Oklahoma--1.4%
Holdenville Industrial Authority,
  Correctional Facility Revenue:
  6.60%, 7/1/2010 (Prerefunded 7/1/2006)a            2,045,000       2,390,932
  6.70%, 7/1/2015 (Prerefunded 7/1/2006)a            4,625,000       5,435,855

Oregon--.4%
Oregon, EDR, Refunding (Georgia Pacific
  Corp. Project)
  5.70%, 12/1/2025                                   2,000,000       2,040,520

Pennsylvania--4.1%
Blair County Hospital Authority, Revenue
 (Altoona Hospital)
  8.292%, 7/1/2013 (Insured; AMBAC)c                 5,000,000       5,787,800
Dauphin County General Authority,
   Office and Parking Revenue
  (Riverfront Office) 5.50%, 1/1/2008                4,205,000       4,180,359

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)           Amount($)       Value ($)
--------------------------------------------------------------------------------
Pennsylvania (continued)
Lancaster County Hospital Authority,
  Revenue (Health Center--United Church
  Homes Project) 9.125%, 10/1/2014
  (Prerefunded 10/1/1999)a                           1,465,000       1,528,259
Montgomery County Higher Education and
  Health Authority,
  First Mortgage Revenue
  (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020    3,430,000       3,661,491
Pennsylvania Intergovernmental Cooperative Authority,
  Special Tax Revenue
  (Philadelphia Funding Program) 6.80%, 6/15/2022
  (Prerefunded 6/15/2002)a                           2,000,000       2,184,680
Philadelphia, Water and Sewer Revenue
  7.35%, 9/1/2004                                    4,900,000       5,526,612

Rhode Island--.6%
Providence, Special Tax Increment
  Obligation 6.65%, 6/1/2016                         3,000,000       3,275,130

Tennessee--2.6%
Memphis Center Revenue Finance Corporation,
  Sports Facility Revenue
  (Memphis Redbirds) 6.50%, 9/1/2028                 8,000,000       8,138,320
Shelby County Health Educational and Housing
  Facilities, Multi-Family Housing Board Revenue
  (Cameron Kirby):
    5.90%, 7/1/2018                                  3,000,000       3,142,260
    7.25%, 7/1/2023                                  3,100,000       3,273,011

Texas--10.0%
Alliance Airport Authority, Special Facilities
  Revenue:
  8.736%, 4/1/2021c,d                                2,500,000       2,894,000
  (Federal Express Corp. Project) 6.375%, 4/1/2021      40,000          43,152
Austin, Revenue, Refunding
  5.25%, 5/15/2025 (Insured; MBIA)                  12,040,000      12,430,818
Gulf Coast Waste Disposal Authority, Revenue
  (Waste Disposal--Valero Energy Corp.)
   5.60%, 4/1/2032                                   6,000,000       5,919,720
Houston Airport System,
  Special Facilities Improvement Revenue
  (Continental Airlines Terminal):
    6.125%, 7/15/2017 (Guaranteed; Continental
    Airlines, Inc.)                                  8,375,000       8,610,421
    6.125%, 7/15/2027 (Guaranteed; Continental
    Airlines, Inc.)                                  6,800,000       6,968,776
Rio Grande City Consolidated Independent
  School District,
  Public Facilities Corp. LR
  6.75%, 7/15/2010                                   6,000,000       6,559,620
Texas Public Property Finance Corp., Revenue
  (Mental Health and Retardation Center)
  8.20%, 10/1/2012 (Prerefunded 10/1/2002)a          7,745,000       8,958,642
Tyler Health Facilities Development Corporation,
   HR, Refunding
  (Mother Frances Hospital) 5.625%, 7/1/2013         2,680,000       2,694,794

                                                                     The Fund 13

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)           Amount($)       Value ($)
--------------------------------------------------------------------------------
Utah--2.4%
Carbon County, SWDR, Refunding:
  (East Carbon Development Corp.) 9%, 7/1/2012       3,900,000       4,190,433
  (Sunnyside Cogeneration) 9.25%, 7/1/2018b         15,000,000       9,003,000

Virginia--.4%
Henrico County Industrial Development Authority,
  Solid Waste Revenue
  (Browning Ferris Industry, Inc.) 5.875%, 3/1/2017  2,000,000       2,001,320

West Virginia--1.4%
Upshur County, SWDR (TJ International Project)
    7%, 7/15/2025                                    7,000,000       7,725,760

U.S. Related--7.5%
Puerto Rico Commonwealth:
  Public Improvement:
    5.25%, 7/1/2014 (Insured; MBIA)                  2,925,000       3,132,441
  Refunding:
    5.50%, 7/1/2012 (Insured; MBIA)                  1,000,000       1,094,830
    5.50%, 7/1/2013 (Insured; MBIA)                  5,000,000       5,483,500
    6.50%, 7/1/2014 (Insured; MBIA)                  5,000,000       6,031,900
  Zero Coupon, 7/1/2015 (Insured; MBIA)              2,400,000       1,112,856
  Refunding:
    6.25%, 7/1/2013 (Insured; MBIA)                  3,000,000       3,522,960
    5.65%, 7/1/2015 (Insured; MBIA)                 10,690,000      11,849,758
Puerto Rico Commonwealth Highway and
  Transportation Authority, Highway Revenue
  5%, 7/1/2036                                       5,000,000       4,962,050
Puerto Rico Telephone Authority, Revenue, Refunding
  6.44%, 1/25/2007
  (Insured; MBIA, Prerefunded 1/1/2003)a,c           3,950,000       4,394,375
Total Long-Term Municipal Investments
  (cost $534,502,000)                                              554,436,278
--------------------------------------------------------------------------------
                                                     Principal
Short-Term Municipal Investments--1.4%               Amount ($)       Value ($)
--------------------------------------------------------------------------------
Connecticut--.3%

Connecticut Development Authority, Health Care
   Revenue, VRDN
  (Independent Living Project) 3.80%
  (LOC; Chase Manhattan Bank)e                       1,665,000       1,665,000

Minnesota--.1%
Beltrami County, Environmental Control Revenue, VRDN
  (Northwood Panelboard Co. Project) 3.35%
  (LOC; Union Bank of Switzerlande                     300,000         300,000
Minneapolis Community Development Agency, PCR, VRDN
  (Northern States Power Co. Project) 4.05%
  (LOC; Union Bank of Switzerland)e                    510,000         510,000

--------------------------------------------------------------------------------
                                                     Principal
Short-Term Municipal Investments (continued)        Amount ($)       Value ($)
--------------------------------------------------------------------------------
New York--.8%
Long Island Power Authority, Electric
  System Revenue,
  VRDN 4.25% (LOC; ABN AMRO Bank)e                   4,400,000       4,400,000

U.S. Related--.2%
Puerto Rico Commonwealth Government
  Development Bank,
  Refunding, VRDN 3.80% (Insured; MBIA)e             1,300,000       1,300,000
Total Short-Term Municipal Investments
 (cost $8,175,000)                                                   8,175,000
--------------------------------------------------------------------------------
Total Investments (cost $542,677,000)                   101.7%     562,611,278

Liabilities, Less Cash and Receivables                   (1.7%)     (9,657,122)

Net Assets                                              100.0%     552,954,156

                                                                     The Fund 15

--------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC     American Municipal Bond          MBIA     Municipal Bond
            Assurance Corporation                     Investors Assurance
EDR       Economic Development Revenue                Insurance Corporation
FGIC      Financial Guaranty               MFHR     Multi-Family
            Insurance Company                          Housing Revenue
FSA       Financial Security               MFMR     Multi-Family
            Assurance                                 Mortgage Revenue
HR        Hospital Revenue                 PCR      Pollution Control Revenue
IDR       Industrial Development Revenue   SWDR     Solid Waste
LOC       Letter of Credit                            Disposal Revenue
LR        Lease Revenue                    VRDN     Variable Rate Demand Notes

--------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's   or    Standard & Poor's         Value(%)
--------------------------------------------------------------------------------
AAA                       Aaa             AAA                           26.0
AA                        Aa              AA                             3.6
A                         A               A                              9.4
BBB                       Baa             BBB                           17.1
BB                        Ba              BB                             8.7
B                         B               B                              3.1
F-1+ & F-1                MIG1, VMIG1 & P1SP1 & A1                       1.4
Not Rated (f)             Not Rated (f)   Not Rated (f)                 30.7
                                                                       100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Non-income producing security; interest payments in default.
c Inverse floater security - the interest rate is subject to change periodically.
d Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $36,365,798 or 6.6% of net assets.
e Securities payable on demand. Variable interest rate--subject to periodic change.
f Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999
--------------------------------------------------------------------------------
                                                           Cost          Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities--
  See Statement of Investments                      542,677,000    562,611,278
Interest receivable                                                  8,242,280
Receivable for shares of Beneficial
  Interest subscribed                                                  207,805
Prepaid expenses                                                        34,905
                                                                   571,096,268
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                          272,168
Due to Distributor                                                     166,426
Cash overdraft due to Custodian                                      4,259,570
Payable for investment securities purchased                         12,883,802
Payable for shares of Beneficial Interest redeemed                     194,751
Accrued expenses                                                       365,395
                                                                    18,142,112
--------------------------------------------------------------------------------
Net Assets ($)                                                     552,954,156
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                    527,278,756
Accumulated net realized gain (loss) on investments                  5,741,122
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            19,934,278
--------------------------------------------------------------------------------
Net Assets ($)                                                     552,954,156
--------------------------------------------------------------------------------
Net Asset Value Per Share
                                        Class A        Class B        Class C
--------------------------------------------------------------------------------
Net Assets ($)                      432,276,105    112,583,364      8,094,687
Shares Outstanding                   30,165,711      7,854,603        564,093
--------------------------------------------------------------------------------
Net Asset Value Per Share ($)             14.33          14.33          14.35

See notes to financial statements.

                                                                     The Fund 17

STATEMENT OF OPERATIONS
Year Ended April 30,1999
--------------------------------------------------------------------------------
Investment Income ($)
--------------------------------------------------------------------------------
Income
Interest Income                                                      33,513,976
Expenses:
Management fee--Note 3 (a)                                            3,144,295
Shareholder servicing costs--Note 3 (c)                               1,786,392
Distribution fees--Note 3 (b)                                           652,029
Professional fees                                                        64,987
Custodian fees                                                           62,307
Registration fees                                                        55,739
Prospectus and shareholders' reports                                     36,950
Trustees' fees and expenses--Note 3 (d)                                  31,951
Loan commitment fees--Note 2                                              3,390
Miscellaneous                                                            26,471
Total Expenses                                                        5,864,511
Investment Income--Net                                               27,649,465
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4:
Net realized gain (loss) on investments                               8,312,856
Net unrealized appreciation (depreciation) on investments           (14,148,587)
Net Realized and Unrealized Gain (Loss) on Investments               (5,835,731)
Net Increase in Net Assets Resulting From Operations                 21,813,734

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                       Year Ended April 30,
                                             -----------------------------------
                                                    1999                   1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                        27,649,465             30,469,152
Net realized gain (loss) on investments        8,312,856             10,610,253
Net unrealized appreciation (depreciation)
  on investments                             (14,148,587)            15,681,076
Net Increase (Decrease) in Net Assets
  Resulting from Operations                   21,813,734             56,760,481
--------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net:
Class A shares                                (22,022,212)          (24,679,815)
Class B shares                                 (5,367,735)           (5,696,047)
Class C shares                                   (259,518)              (93,290)
Net realized gain on investments:
Class A shares                                 (6,305,305)           (2,600,891)
Class B shares                                 (1,759,660)             (670,463)
Class C shares                                   (100,844)              (13,085)
Total Dividends                               (35,815,274)          (33,753,591)
--------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares                                152,264,177           113,213,669
Class B shares                                 21,488,965            17,652,592
Class C shares                                  6,589,948             1,951,053
Dividends reinvested:
Class A shares                                 16,928,404            15,608,787
Class B shares                                  4,048,469             3,578,795
Class C shares                                     93,487                41,919
Cost of shares redeemed:
Class A shares                               (174,041,478)         (156,745,426)
Class B shares                                (29,371,046)          (15,746,393)
Class C shares                                 (1,389,501)              (79,409)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions             (3,388,575)          (20,524,413)
Total Increase (Decrease) in Net Assets       (17,390,115)            2,482,477
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                           570,344,271           567,861,794
End of Period                                 552,954,156           570,344,271

See notes to financial statements.
                                                                     The Fund 19

--------------------------------------------------------------------------------
                                                     Year Ended April 30,
                                               ---------------------------------
                                                      1999                 1998
--------------------------------------------------------------------------------
Capital Share Transactions:
Class A
Shares sold                                     10,430,316            7,726,113
Shares issued for dividends reinvested           1,160,521            1,065,410
Shares redeemed                                (11,923,145)         (10,709,000)
Net Increase (Decrease) in Shares Outstanding     (332,308)          (1,917,477)
--------------------------------------------------------------------------------
Class B
Shares sold                                      1,467,908            1,206,389
Shares issued for dividends reinvested             277,529              244,184
Shares redeemed                                 (2,023,258)          (1,077,080)
Net Increase (Decrease) in Shares Outstanding     (277,821)             373,493
--------------------------------------------------------------------------------
Class C
Shares sold                                        448,068              133,508
Shares issued for dividends reinvested               6,406                2,854
Shares redeemed                                    (95,671)              (5,369)
Net Increase (Decrease) in Shares Outstanding      358,803              130,993

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the Fund's financial statements.

-----------------------------------------------------------------------------------------
                                                   Year Ended April 30,
-----------------------------------------------------------------------------------------
Class A Shares:                              1999      1998     1997      1996     1995
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        14.69     14.11    13.85     13.86    13.81
Investment Operations:
Investment income--net                        .72       .79      .82       .86      .84
Net realized and unrealized gain (loss)
  on investments                             (.15)      .66      .27      (.01)     .05
Total from Investment Operations              .57      1.45     1.09       .85      .89
Distributions:
Dividends from investment income-net         (.72)     (.79)    (.82)     (.86)    (.84)
Dividends from net realized gain
  on investments                             (.21)     (.08)    (.01)       --       --
Total Distributions                          (.93)     (.87)    (.83)     (.86)    (.84)
Net asset value, end of period              14.33     14.69    14.11     13.85    13.86
-----------------------------------------------------------------------------------------
Total Return (%)*                            3.96     10.52     8.03      6.08     6.72
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       .91       .91      .91       .92      .92
Ratio of net investment income to average
  net assets                                 4.96      5.42     5.84      5.98     6.16
Portfolio Turnover Rate                     46.84     26.33    28.17     36.59    38.60
-----------------------------------------------------------------------------------------
Net Assets, end of period ($x1,000)       432,276   447,869  457,327   474,044  495,616

*  Exclusive of sales load.
See notes to financial statements.


                                                                     The Fund 21

-----------------------------------------------------------------------------------------
                                                   Year Ended April 30,
-----------------------------------------------------------------------------------------
Class B Shares:                              1999      1998     1997      1996     1995
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        14.69     14.11    13.85     13.86    13.81
Investment Operations:
Investment income--net                        .65       .72      .75       .78      .77
Net realized and unrealized gain (loss)
  on investments                             (.15)      .66      .27      (.01)     .05
Total from Investment Operations              .50      1.38     1.02       .77      .82
Distributions:
Dividends from investment income-net         (.65)     (.72)    (.75)     (.78)    (.77)
Dividends from net realized gain
  on investments                             (.21)     (.08)    (.01)       --       --
Total Distributions                          (.86)     (.80)    (.76)     (.78)    (.77)
Net asset value, end of period              14.33     14.69    14.11     13.85    13.86
-----------------------------------------------------------------------------------------
Total Return (%)*                            3.43      9.95     7.49      5.53     6.15
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.42      1.42     1.43      1.43     1.44
Ratio of net investment income to average
  net assets                                 4.44      4.89     5.33      5.46     5.62
Portfolio Turnover Rate                     46.84     26.33    28.17     36.59    38.60
-----------------------------------------------------------------------------------------
Net Assets, end of period ($x1,000)       112,583   119,457  109,485   106,931   99,411

*  Exclusive of sales load.
See notes to financial statements.

--------------------------------------------------------------------------------
                                                   Year Ended April 30,
--------------------------------------------------------------------------------
Class C Shares:                              1999      1998     1997      1996 a
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        14.71     14.12    13.87     14.28
Investment Operations:
Investment income--net                        .61       .68      .72       .60
Net realized and unrealized gain (loss)
  on investments                             (.15)      .67      .26      (.41)
Total from Investment Operations              .46      1.35      .98       .19
Distributions:
Dividends from investment income-net         (.61)     (.68)    (.72)     (.60)
Dividends from net realized gain
  on investments                             (.21)     (.08)    (.01)       --
Total Distributions                          (.82)     (.76)    (.73)     (.60)
Net asset value, end of period              14.35     14.71    14.12     13.87
--------------------------------------------------------------------------------
Total Return (%) b                           3.16      9.73     7.16      1.56 c
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets      1.67      1.69     1.64       1.77c
Ratio of net investment income to average
  net assets                                 4.11      4.55     5.01       4.84c
Portfolio Turnover Rate                     46.84     26.33    28.17      36.59
--------------------------------------------------------------------------------
Net Assets, end of period ($x1,000)         8,095     3,019    1,049        340

a  From July 13, 1995 (commencement of initial offering) to April 30, 1996.
b  Exclusive of sales load.
c  Annualized.
See notes to financial statements.

                                                                     The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax- exempt dividends, by complying with the applicable provisions of the

                                                                     The Fund 25

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 1999, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,988 during the period ended April 30, 1999 from commissions earned on sales of the Fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1999, Class B and Class C shares were charged $604,681 and $47,348, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1999, Class A, Class B and Class C shares were charged $1,111,102, $302,340 and $15,783, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1999, the Fund was charged $217,146 pursuant to the transfer agency agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1999 amounted to $264,748,008 and $264,012,711, respectively.

At April 30, 1999, accumulated net unrealized appreciation on investments was $19,934,278, consisting of $32,397,594 gross unrealized appreciation and $12,463,316 gross unrealized depreciation.

At April 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 27

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                           Ernst & Young LLP

New York, New York
June 2, 1999

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1999:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   -- the Fund hereby designates $.1869 per share as a long-term capital gain distribution of the $.2067 per share paid on December 8, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.


                                                                     The Fund 29

FOR MORE INFORMATION
Dreyfus Premier
Municipal Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109


To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611

By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(C) 1999 Dreyfus Service Corporation 022/662AR994